WINTERGREEN FUND, INC.
(the "Fund")

Supplement dated November 7, 2016 to the
Prospectus of the Fund dated April 29, 2016 (the "Prospectus")

The following paragraphs are added as the fourth and fifth paragraphs of the subsection of the Prospectus entitled "Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings — Principal Risk Factors and Special Considerations":

Sector and Industry Risk  The Fund may invest in any sector or industry. From time to time, as a result of appreciation of certain of the Fund's portfolio securities and/or a change in the size of the Fund, investments in a particular sector or industry may represent a significant portion of the Fund's overall portfolio. To the extent that such an event occurs with respect to a particular sector or industry, the Fund will be subject to greater potential risk than funds that do not have as much exposure to such sector or industry.

Tobacco Companies.  A portion, or a significant portion, of the Fund's assets may be, and currently are, invested in securities issued by tobacco companies. Tobacco companies may be adversely affected by, among other factors, new legislation, enforcement of local ordinances, litigation, negative media attention, declining demand for tobacco products, tax increases, and restrictions on advertising and sales venues. To the extent that a tobacco company in which the Fund has invested is negatively impacted by such an event, the value of the Fund's investment in that company could decline and the Fund's share price could be affected.

The first paragraph of the subsection of the Prospectus entitled "Management — Investment Manager" is deleted in its entirety and replaced with the following paragraph:

Wintergreen Advisers, LLC, 333 Route 46 West, Suite 204, Mountain Lakes, New Jersey 07046, is the Fund's investment manager. The Investment Manager is registered as an investment adviser with the SEC. David J. Winters, the managing member of the Investment Manager and the portfolio manager of the Fund, has over thirty years of experience in investment advisory services, including management of registered investment companies. The Investment Manager also serves as an adviser to private investment funds. As of October 31, 2016, the Investment Manager had approximately $580 million in assets under management.

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
PROSPECTUS FOR FUTURE REFERENCE.